SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 4, 2017

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paul K. Danner, III

Chief Executive Officer

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 4, 2017, Alliance MMA, Inc. (the “Company”) acquired Roundtable Creative Inc., a Virginia corporation d/b/a SuckerPunch Entertainment, a leading fighter management and marketing company (“SuckerPunch”), for an aggregate consideration of $1,350,000, of which $300,000 was paid in cash and $1,050,000 was paid in shares of the Company’s common stock valued at $3.74 per share. In connection with the acquisition, Brian Butler-Au, the sole owner of SuckerPunch, placed 108,289 shares of the 280,749 shares of common stock issued as part of the merger consideration into escrow to guarantee the financial performance of the SuckerPunch business post-closing. Accordingly, in the event the gross profit of the SuckerPunch business is less than $265,000 in fiscal year 2017, all 108,289 shares will be forfeited.

The foregoing description of the acquisition of SuckerPunch is a summary only and is qualified in its entirety by reference to the complete text of the merger agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also in connection with the merger, the Company entered into executive employment agreements with Brian Butler-Au and Bryan Hamper, who will each serve as managing director, fighter management of SuckerPunch. Each agreement is for a two-year term. Mr. Butler-Au and Mr. Hamper will receive base compensation of $120,000 per year and $100,000 per year, respectively. Each employment agreement provides the executive with a bonus equal to two percent (2%) of the gross revenues received by the Company and/or SuckerPunch from sponsorship arrangements and fighter contracts originated by SuckerPunch.

The foregoing description of the executive employment agreements is a summary only and is qualified in its entirety by reference to the complete text of the executive employment agreements filed herewith as Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The disclosure in Item 1.01 relating to the issuance of 280,749 shares of the Company’s common stock is incorporated herein by reference. Brian Butler-Au is an accredited investor and the issuance of the common stock is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 4, 2017, in connection with the merger and pursuant to the executive employment agreement with Bryan Hamper, 26,738 shares of the Company’s common stock was issued to Mr. Hamper, together with a warrant to acquire 93,583 shares of the Company’s common stock. The warrant is for a five-year term commencing on January 4, 2017 and has an initial exercise price of $3.74 per share. Bryan Hamper is an accredited investor and the issuance of the common stock and the warrant are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the warrant is a summary only and is qualified in its entirety by reference to the complete text of the warrant filed herewith as Exhibit 4.01 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On January 10, 2017, the Company issued a press release announcing the closing of the acquisition of SuckerPunch. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information under this Item 7.01 and in Exhibit 99.1 to this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Financial statements of the acquired business are not included in this Form 8-K report. Such financial statements will be filed within 71 calendar days after the date on which this Form 8-K report is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Form 8-K report. Such pro forma financial information will be filed within 71 calendar days after the date on which this Form 8-K is required to be filed.

(d)	Exhibits.

4.01	Common Stock Purchase Warrant.

10.1	Merger Agreement by and among Alliance MMA, Inc., Suckerpunch Holdings, Inc., Roundtable Creative Inc., a Virginia corporation d/b/a Suckerpunch Entertainment, and Brian Butler-Au, dated January 4, 2017.

10.2	Executive Employment Agreement by and between Alliance MMA, Inc. and Brian Butler-Au, dated January 4, 2017.

10.3	Executive Employment Agreement by and between Alliance MMA, Inc. and Bryan Hamper, dated January 4, 2017.

99.1	Press Release dated January 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ Paul K. Danner, III
Name:	Paul K. Danner, III
Its:	Chief Executive Officer

Dated: January 10, 2017

EXHIBIT INDEX

4.01	Common Stock Purchase Warrant.

10.1	Merger Agreement by and among Alliance MMA, Inc., Suckerpunch Holdings, Inc., Roundtable Creative Inc., a Virginia corporation d/b/a Suckerpunch Entertainment, and Brian Butler-Au dated January 4, 2017.

10.2	Executive Employment Agreement by and between Alliance MMA, Inc. and Brian Butler-Au dated January 4, 2017.

10.3	Executive Employment Agreement by and between Alliance MMA, Inc. and Bryan Hamper dated January 4, 2017.

99.1	Press Release dated January 10, 2017.